August 6, 2019

Supplement to the Class T and Class W Prospectus dated September 1, 2018, as previously supplemented November 13, 2018

Class T Shares (PTDEX)

Class W Shares (PWDEX)

Shares of Beneficial Interest

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The expense limitation for Class T and Class W shares has been lowered from 1.40% to 1.35%, with effect as of August 1, 2019. Any disclosures in the Prospectus or Statement of Additional Information to the contrary should be disregarded.

The following replaces the Summary of Fund Expenses table and expense examples in the Prospectus to reflect the current expense limitation and the expenses from the latest Annual Report dated April 30, 2019.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class T	Class W
Maximum Sales Load (as a percent of offering price)	4.25%	None
Early Withdrawal Charge	None	None
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.55%	0.55%
Other Expenses:
Distribution Fee	0.25%	0.25%
Maximum Shareholder Servicing Expenses [1]	0.25%	0.25%
Remaining Other Expenses	0.40%	0.52%
Acquired Fund Fees and Expenses [2]	0.02%	0.02%
Total Annual Expenses [2]	1.47%	1.59%
Fee Waiver [3]	(0.10)%	(0.22)%
Total Annual Expenses (after fee waiver)	1.37%	1.37%

1.	Class T and Class W did not have any shareholder service fees for the year ended April 30, 2019.
2.	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because of the use of estimates and because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.
3.	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund until at least August 31, 2020 (including organizational and offering expenses, but excluding interest (if any), acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.35% per annum of the Fund's Class T shares average daily net assets or 1.35% per annum of the Fund’s Class W shares average daily net assets, (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded or any then-current expense limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.

The Summary of Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers and other expenses is available in "Management of PREDEX" starting on page 13 of this prospectus.

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The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Class T Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$56	$86	$118	$210

Class W Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$14	$48	$84	$187

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This Supplement, the Fund's Class T and Class W Prospectus and the Fund’s Statement of Additional Information, each dated September 1, 2018, and the previous Supplement dated November 13, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus, Statement of Additional Information, and the previous Supplement have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-877-940-7202.

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